UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2003

MSDW Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-3)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-64879 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2002-3, which was made on September 2, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribtuion report pursuant to the Trust Agreement for the distribution on September 2, 2003.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MSDW STRUCTURED ASSET CORP., REGISTRANT

Date: September 3, 2003	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	02-SEP-03
			DPL CAPITAL SECURITY BACKED		PAYMENT DATE:	02-SEP-03

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-3
			PRIOR PAYMENT:	03-MAR-03
			NEXT PAYMENT:	01-MAR-04
					RECORD DATE:	15-AUG-03

ABN AMRO ACCT: 67-8953-50-6
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			PATRICK GONG 714-238-6753
	ANDY.STREEPEY@ABNAMRO.COM			PATRICK.GONG@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00203			CLOSING DATE:	19-MAR-02
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	3-SEP-02
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4
	SAT00203_200309_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		REALIZED LOSS DETAIL	PAGE 6
		RATING INFORMATION	PAGE 7
		SHORTFALL SUMMARY REPORT	PAGE 8

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POORS RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.					PAGE 1 OF 8

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			DPL CAPITAL SECURITY BACKED							STATEMENT DATE:	02-SEP-03

			SERIES 2002-3							PAYMENT DATE:	02-SEP-03

WAC:		8.097000%								PRIOR PAYMENT:	03-MAR-03
										NEXT PAYMENT:	01-MAR-04
WAMM:		672
										RECORD DATE:	15-AUG-03
			GRANTOR TRUST
			ABN AMRO ACCT: 67-8953-50-6

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		54,550,000.00		54,550,000.00	0.00	0.00	0.00	54,550,000.00	2,147,906.25	0.00	7.87500000%
80410A202				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	39.375000000	0.000000000	FIXED

B UNIT		54,550,000.00	N	54,550,000.00	0.00	0.00	0.00	54,550,000.00	60,550.50	0.00	0.22200000%
80410AAA1				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	1.110000000	0.000000000	FIXED

	TOTAL	54,550,000.00		54,550,000.00	0.00	0.00	0.00	54,550,000.00	2,208,456.75	0.00

								TOTAL P&I PAYMENT	2,208,456.75

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.										PAGE 2 OF 8

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
DPL CAPITAL SECURITY BACKED	STATEMENT DATE:	02-SEP-03
PAYMENT DATE:	02-SEP-03
SERIES 2002-3	PRIOR PAYMENT:	03-MAR-03
NEXT PAYMENT:	01-MAR-04
RECORD DATE:	15-AUG-03
ABN AMRO ACCT: 67-8953-50-6

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	2,208,456.75	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	2,208,456.75
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	2,208,456.75
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	2,208,456.75
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	BEGINNING POOL	54,550,000.00	2	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00
UNSCHEDULED PRINCIPAL	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
DEFERRED INTEREST	0.00	PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	LIQUIDATIONS	0.00	0
TOTAL INTEREST DUE TRUST	2,208,456.75	PPIS DUE CERTIFICATE	0.00
REPURCHASES	0.00	0
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
ENDING POOL	54,550,000.00	2	PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	2,208,456.75

28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.	PAGE 3 OF 8

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

DPL CAPITAL SECURITY BACKED	STATEMENT DATE:	02-SEP-03
PAYMENT DATE:	02-SEP-03
SERIES 2002-3
PRIOR PAYMENT:	03-MAR-03
NEXT PAYMENT:	01-MAR-04
RECORD DATE:	15-AUG-03

ABN AMRO ACCT: 67-8953-50-6
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	180	7.875000000%	2,147,906.25	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,147,906.25	2,147,906.25	0.00	0.00	NA	NA
B UNIT	30/360	180	0.222000000%	60,550.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	60,550.50	60,550.50	0.00	0.00	NA	NA
2,208,456.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,208,456.75	2,208,456.75	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 8
28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
DPL CAPITAL SECURITY BACKED				STATEMENT DATE:	02-SEP-03
	SERIES 2002-3			PAYMENT DATE:		02-SEP-03
				PRIOR PAYMENT:		03-MAR-03
				NEXT PAYMENT:		01-MAR-04
				RECORD DATE:		15-AUG-03
ABN AMRO ACCT: 67-8953-50-6
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.					PAGE 5 OF 8

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	02-SEP-03
			DPL CAPITAL SECURITY BACKED	PAYMENT DATE:	02-SEP-03
			SERIES 2002-3	PRIOR PAYMENT:	03-MAR-03
				NEXT PAYMENT:	01-MAR-04
				RECORD DATE:	15-AUG-03

ABN AMRO ACCT: 67-8953-50-6
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.			PAGE 6 OF 8

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		DPL CAPITAL SECURITY BACKED						STATEMENT DATE:	02-SEP-03
					SERIES 2002-3					PAYMENT DATE:	02-SEP-03
										PRIOR PAYMENT:	03-MAR-03
										NEXT PAYMENT:	01-MAR-04
										RECORD DATE:	15-AUG-03
ABN AMRO ACCT: 67-8953-50-6
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80410A202	NR	BAA2	BBB-
			B UNIT	80410AAA1	NR	NR	NR

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.								PAGE 7 OF 8

ABN AMRO
LASALLE BANK
	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
DPL CAPITAL SECURITY BACKED			STATEMENT DATE:	02-SEP-03
				PAYMENT DATE:	02-SEP-03
	SERIES 2002-3			PRIOR PAYMENT:	03-MAR-03
				NEXT PAYMENT:	01-MAR-04
				RECORD DATE:	15-AUG-03
	ABN AMRO ACCT: 67-8953-50-6
	INTEREST ADJUSTMENTS SUMMARY

	SHORTFALL ALLOCATED TO THE BONDS:		EXCESS ALLOCATED TO THE BONDS:
	NET PREPAYMENT INTEREST SHORTFALLS ALLOCATED TO THE BONDS	0.00	OTHER INTEREST PROCEEDS DUE THE BONDS	0.00
	SPECIAL SERVICING FEES	0.00	PREPAYMENT INTEREST EXCESS DUE THE BONDS
	WORKOUT FEES	0.00	YIELD MAINTENANCE PENALTIES DUE THE BONDS	0.00
	LIQUIDATION FEES	0.00	PREPAYMENT PENALTIES DUE THE BONDS	0.00
	LEGAL FEES	0.00	RECOVERED ASER INTEREST DUE THE BONDS	0.00
	MISC. FEES & EXPENSES PAID BY/TO SERVICER	0.00	RECOVERED INTEREST DUE THE BONDS	0.00
	INTEREST PAID TO SERVICER ON OUTSTANDING ADVANCES	0.00	TOTAL EXCESS ALLOCATED TO THE BONDS	0.00
	ASER INTEREST ADVANCE REDUCTION	0.00
	INTEREST NOT ADVANCED (CURRENT PERIOD)	0.00
	RECOUP OF PRIOR ADVANCES BY SERVICER	0.00
	SERVICING FEES PAID SERVICER ON LOANS NOT ADVANCED	0.00
	MISC. FEES & EXPENSES PAID BY TRUST	0.00
	SHORTFALL DUE TO RATE MODIFICATION	0.00
	TOTAL SHORTFALL ALLOCATED TO THE BONDS	0.00

		AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
		TOTAL EXCESS ALLOCATED TO THE BONDS	0.00
		LESS TOTAL SHORTFALL ALLOCATED TO THE BONDS	0.00
		TOTAL INTEREST ADJUSTMENT TO THE BONDS	0.00

28-AUG-2003 - 11:09 (H891-H892) 2003 LASALLE BANK N.A.				PAGE 8 OF 8